UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2019
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market

None
(Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Explanatory Note.
This Form 8-K/A is being filed solely to report final voting results, as only preliminary results were reported in the initial Form 8-K filed on December 16, 2019 (the "Original Form 8-K"). Please note that the final results do not differ from the preliminary results filed in the Original Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 10, 2019, Farmer Bros. Co., a Delaware corporation (the “Company”), held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).
At the Annual Meeting, based on the final report of the Inspector of Election, the stockholders of the Company: (i) elected Charles F. Marcy, D. Deverl Maserang II and Christopher P. Mottern to serve as Class I directors of the Company for a three-year term of office expiring at the 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; (iv) approved a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board of Directors, beginning at the 2020 annual meeting; and (v) approved the consideration of a non-binding stockholder proposal urging the Board of Directors to provide for the phased-in declassification of the Board of Directors, beginning at the 2020 annual meeting. There were 17,148,790 shares of Common Stock, $1.00 par value, entitled to 17,148,790 votes, and 14,700 shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, $1.00 par value, entitled to 411,271 votes, for a total of 17,560,061 votes, outstanding and entitled to vote at the Annual Meeting, and a total of 14,722,489 votes (83.84%) were represented at the Annual Meeting.
Set forth below, with respect to each such proposal, are the number of votes reported in the final report of the Inspector of Election cast for, against or withheld, and the number of abstentions.
Proposal No. 1 – To elect three Class I directors to the Board of Directors (the “Board”) of the Company for a three-year term of office expiring at the Company’s 2022 Annual Meeting of Stockholders and until their successors are elected and duly qualified:

DIRECTOR NOMINEE	FOR	WITHHOLD
Charles F. Marcy	12,921,145	104,550
D. Deverl Maserang II	14,271,011	91,360
Christopher P. Mottern	12,938,687	87,008
Thomas William Mortensen	1,679,055	17,740
Jonathan Michael Waite	1,677,809	18,986
Proposal No. 2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020:

FOR	AGAINST	ABSTAIN
14,577,749	58,118	86,622

Proposal No. 3 – To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers:

FOR	AGAINST	ABSTAIN
12,650,918	1,421,227	650,344
Proposal No. 4 – To approve a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board, beginning at the 2020 annual meeting:

FOR	AGAINST	ABSTAIN
14,603,573	60,498	58,418
Proposal No. 5 – To consider a non-binding stockholder proposal urging the Board to provide for the phased-in declassification of the Board, beginning at the 2020 annual meeting:

FOR	AGAINST	ABSTAIN
9,899,754	295,568	2,830,373

Item 8.01. Other Events.
Equity Awards to Non-Employee Directors
On December 10, 2019, the Board, in accordance with the Company’s non-employee director compensation program, granted to each of the Company’s non-employee directors, 4,137 shares of restricted stock based on the closing price of the Common Stock as reported on the NASDAQ Global Select Market on December 10, 2019, the date of grant, under the Farmer Bros. Co. 2017 Long-Term Incentive Plan (the “2017 Plan”). The Board members who received this award were: Hamideh Assadi, Allison M. Boersma, Randy E. Clark, Stacy Loretz-Congdon, Charles F. Marcy, Christopher P. Mottern, and David W. Ritterbush. The shares of restricted stock were granted under the 2017 Plan pursuant to the Company's form of Restricted Stock Grant Agreement filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on December 4, 2017 and incorporated herein by reference.
Chairman of the Board and Committee Appointments
On December 10, 2019, the Board appointed Randy E. Clark as Chairman of the Board, and appointed the following directors to its committees:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Allison M. Boersma (Chair)	Christopher P. Mottern (Chair)	Charles F. Marcy (Chair)
Stacy Loretz-Congdon	Allison M. Boersma	Stacy Loretz-Congdon
Christopher P. Mottern	Charles F. Marcy	David W. Ritterbush
Hamideh Assadi	David W. Ritterbush

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 18, 2019

FARMER BROS. CO.

By:	/s/ Scott R. Lyon
Scott R. Lyon
Corporate Controller (interim principal financial and accounting officer)